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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 27, 2000


                       Williams Communications Group, Inc.
             (Exact name of registrant as specified in its charter)


           Delaware                 1-15343                    73-1462856
        (State or other           (Commission               (I.R.S. Employer
        jurisdiction of           File Number)              Identification No.)
         incorporation)


   One Williams Center, Tulsa, Oklahoma                            74172
 (Address of principal executive offices)                        (Zip Code)



         Registrant's telephone number, including area code: 918-573-2000


                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         On July 27, 2000, Williams Communications Group, Inc. (the "Registrant") reported unaudited second-quarter revenues of $515.1 million, including Network revenue of $145.6 million.

Item 7.  Financial Statements and Exhibits.

         The Registrant files the following exhibit as part of this report:

         Exhibit 99. Copy of the Registrant's press release, dated July 27, 2000, publicly announcing the quarterly revenue reported herein.


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WILLIAMS COMMUNICATIONS GROUP, INC.



Date: August 2, 2000                        /s/ Loretta K. Roberts
                                            -----------------------------------
                                            Name:    Loretta K. Roberts
                                            Title:   Corporate Secretary


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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------
  99           Copy of the Registrant's press release, dated
               July 27, 2000, publicly announcing the quarterly
               revenue reported herein.